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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


                        DATE OF REPORT: FEBRUARY 4, 2002


                           I.C. ISAACS & COMPANY, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           DELAWARE                      0-23379                52-1377061
(STATE OR OTHER JURISDICTION OF        (COMMISSION             (IRS EMPLOYER
        INCORPORATION)                 FILE NUMBER)          IDENTIFICATION NO.)


        3840 BANK STREET, BALTIMORE, MARYLAND           21224-2522
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (410) 342-8200




          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         On February 1, 2002, I.C. Isaacs & Company, Inc. announced that it sold all of the outstanding common stock of its Spanish subsidiary, I.C. Isaacs Europe, S.L., to a management group of the subsidiary in exchange for the repayment of $100,000 of intercompany debt and the assumption by the buyers of the subsidiary's liabilities. I.C. Isaacs & Company, Inc. expects to take approximately an $1.2 million net charge in the fourth quarter of 2001 relating to the disposition of I.C. Isaacs Europe, S.L.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                   Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                   Not applicable.

         (c)      EXHIBITS.

                  10.90 Press Release, dated February 1, 2002, announcing the sale of I.C. Isaacs Europe, S.L.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             I.C. Isaacs & Company, Inc.

Date:  February 4, 2002                        /s/  Robert J. Arnot
                                             --------------------------
                                             By:     Robert J. Arnot
                                             Title:  President & Chief
                                                     Executive Officer

                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------

10.90         Press Release, dated February 1, 2002, announcing the sale of I.C.
              Isaacs Europe, S.L.


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